EXHIBIT 32.0 - CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
               ACT OF 2002:


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, C. Herbert Schneider and Lewis H. Foulke, Jr. hereby jointly certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as follows:

         (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of First Washington FinancialCorp. (the "Company");

         (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 (the "Report") complies in all material respects with the requirements of
               Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company




                                        /s/ C. Herbert Schneider
                                        ------------------------
                                        C. Herbert Schneider

                                        President and Chief Executive Officer
                                        -------------------------------------
                                        Title

                                        May 12, 2004
                                        ------------
                                        Date


                                        /s/ Lewis H. Foulke, Jr.
                                        ------------------------
                                        Lewis H. Foulke, Jr.

                                        SVP and Chief Financial Officer
                                        -------------------------------
                                        Title

                                        May 12, 2004
                                        ------------
                                        Date


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 HAS BEEN PROVIDED TO FIRST WASHINGTON FINANCIALCORP AND WILL BE RETAINED BY THE CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.